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                                                                   EXHIBIT 10(a)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Prospectus in Pre-Effective Amendment Number 1 to the Registration Statement (Form N-4, No. 333-63336) of John Hancock Variable Annuity Account U.

We also consent to the inclusion of our reports dated February 13, 2001 on the financial statements included in the Annual Report of John Hancock Variable Annuity Account U, and dated March 16, 2001 on the financial statements included in the Annual Report of the John Hancock Variable Life Insurance Company for the year ended December 31, 2000.


                                         /s/ ERNST & YOUNG LLP
                                         ---------------------
                                         ERNST & YOUNG LLP

Boston, Massachusetts
December 21, 2001